PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

ADVISORY RESEARCH MLP & ENERGY INCOME FUND

PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 2019

The undersigned, revoking prior proxies, hereby appoints Joshua Gohr and Sardjono Kadiman, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Joint Meeting of Shareholders of Advisory Research MLP & Energy Income Fund (the "Fund") to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, on November 6, 2019, at 11:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Joint Proxy Statement/Prospectus, which have been received by the undersigned. Effective on or about September 20, 2019, the name of the Fund will be changed to the Tortoise MLP & Energy Income Fund.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-290-6426**

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on November 6, 2019. The joint proxy statement/prospectus for this meeting is available at:

https://vote.proxyonline.com/InvestmentManagers/docs/SpecialMeeting2019.pdf

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

ADVISORY RESEARCH MLP & ENERGY INCOME FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement/Prospectus of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Joint Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization by and among Investment Managers Series Trust, Managed Portfolio Series, Advisory Research, Inc. and Tortoise Capital Advisors, L.L.C., providing for the reorganization of the Fund into a newly created mutual fund within Managed Portfolio Series.	○	○	○
2. To approve an investment advisory agreement between Investment Managers Series Trust, on behalf of the Fund, and Tortoise Capital Advisors, L.L.C.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

ADVISORY RESEARCH MLP & ENERGY INFRASTRUCTURE FUND

PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 2019

The undersigned, revoking prior proxies, hereby appoints Joshua Gohr and Sardjono Kadiman, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Joint Meeting of Shareholders of Advisory Research MLP & Energy Infrastructure Fund (the "Fund") to be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, on October 9, 2019, at 11:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Joint Proxy Statement/Prospectus, which have been received by the undersigned. Effective on or about September 20, 2019, the name of the Fund will be changed to the Tortoise MLP & Energy Infrastructure Fund.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-290-6426**

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on November 6, 2019. The joint proxy statement/prospectus for this meeting is available at:

https://vote.proxyonline.com/InvestmentManagers/docs/SpecialMeeting2019.pdf

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

ADVISORY RESEARCH MLP & ENERGY INFRASTRUCTURE FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement/Prospectus of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Joint Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization by and among Investment Managers Series Trust, Managed Portfolio Series, Advisory Research, Inc. and Tortoise Capital Advisors, L.L.C., providing for the reorganization of the Fund into a newly created mutual fund within Managed Portfolio Series.	○	○	○
2. To approve an investment advisory agreement between Investment Managers Series Trust, on behalf of the Fund, and Tortoise Capital Advisors, L.L.C.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]